Exhibit 10.1
July 9, 2007

Interdom Partners
Commercial Cartage, Inc.
Pride Logistics, L.L.C.
c/o Interdom Partners
11800 S. 75th Avenue
Suite 2N
Palos Heights, IL 60463
Attention:  Richard K. Rudie

Dear Rick:

Reference is hereby made to that certain Asset Purchase Agreement dated as of June 6, 2007 by and among Comtrak Logistics, Inc., a Delaware corporation, Hub City Terminals, Inc., a Delaware corporation, Interdom Partners, a general partnership organized under the laws of Illinois, Commercial Cartage, Inc., a Nevada corporation (the “Company”), Pride Logistics, L.L.C., an Illinois limited liability company, and the other parties signatory thereto (the “Agreement”).  Each capitalized term used but not defined herein has the meaning assigned thereto in the Agreement.

Purchasers and Sellers hereby agree to terminate the Agreement as of the date hereof in accordance with Section 11.1(a) of the Agreement.

Please acknowledge your agreement with the above by executing this letter where indicated below.

COMTRAK LOGISTICS, INC.

By:  /s/ David P. Yeager

Title:  CEO

HUB CITY TERMINALS, INC.

By:  /s/ David P. Yeager

Title:  CEO

Acknowledged and agreed.

INTERDOM PARTNERS

By:           Interdom, Inc.
Its:           General Partner

By:           /s/ Richard K. Rudie
                         Richard K. Rudie, President

COMMERCIAL CARTAGE, INC.

By:           /s/ Richard K. Rudie
                Richard K. Rudie, President

PRIDE LOGISTICS, L.L.C.

By:           Bogfid, Inc.

By:           /s/ Richard K. Rudie
            Richard K. Rudie, President